SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2012

Date of Report (Date of earliest event reported)

INERGY MIDSTREAM, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 16, 2012, Inergy Midstream, L.P. (the “Partnership”) entered into Amendment No. 1 (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto, which amends Partnership’s existing credit agreement, dated as of December 21, 2011 (the “Credit Agreement”). The Amendment, among other things, (i) amends the definition of Consolidated EBITDA to include projected Consolidated EBITDA attributable to fixed fee contracts from the Partnership’s pending acquisition of Rangeland Energy, LLC; (ii) increases to the Maximum Total Leverage Ratio to 5.50 to 1.0 for any two consecutive fiscal quarters ending on or immediately after the date of the consummation of a Permitted Acquisition in excess of $50,000,000; and (iii) adds a Senior Secured Leverage Ratio of 3.75 to 1.00 on and after the cumulative issuance of $200,000,000 or more of Permitted Junior Debt.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On November 20, 2012, the Partnership issued a press release, which reports the Partnership’s results of operations for the fiscal fourth quarter and year ended September 30, 2012. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Items 2.02 and 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure

See “Item 2.02. Results of Operations and Financial Condition” above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Credit Agreement among Inergy Midstream, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto.

99.1	Press Release dated November 20, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY MIDSTREAM, L.P.

	By:	NRGM GP, LLC, Its General Partner

Date: November 20, 2012	By:	/s/ Michael J. Campbell
Michael J. Campbell
Senior Vice President – Chief Financial Officer